Rule 497(d)

                                    FT 6245

                   Interest Rate Hedge Portfolio, Series 105

                          Supplement to the Prospectus

      Notwithstanding anything to the contrary in the Prospectus, the estimated net annual distribution per Unit for the first year and in subsequent years as stated in the Prospectus shall be replaced with $.5305 and $.5254, respectively.

October 5, 2016